SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                        Pursuant to Section 13 or 15(d) of

                                        THE SECURITIES EXCHANGE ACT OF 1934

                                         August 31, 1999 (August 31, 1999)(Date
                                of Report (Date of earliest event reported))

                                           ALARIS MEDICAL SYSTEMS, INC.
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                             (Exact name of registrant as specified in charter)


                                                     Delaware
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                                 (State or other jurisdiction of incorporation)


                                                     333-18687
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                                             (Commission File Number)


                                                    13-3800335
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                                         (IRS Employer Identification No.)


                                              10221 Wateridge Circle
                                                San Diego, CA 92121
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                                     (Address of principal executive officers)



                                                  (619) 458-7000
                           (Registrant's telephone number, including area code)



                                            Exhibit Index is on Page __





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ITEM 5.           OTHER EVENTS

         On August 31, 1999, ALARIS Medical, Inc. ("ALARIS Medical"), issued a press release regarding its operating company, ALARIS Medical Systems, Inc., (the "Registrant")receiving a paid-up patent license and settling a lawsuit filed in June 1996 by Sherwood Medical Company against IVAC Corporation which alleged infringement of two patents by reason of certain activities including the sale by IVAC Corporation of disposable probe covers for use with ALARIS Medical's infrared tympanic thermometers.

        Under terms of the settlement, ALARIS Medical will pay to Tyco Healthcare Group LP $3,950,000 and receive a paid-up license to certain patents relating to disposable probe covers for use with the Registrant's infrared tympanic thermometers.

         The press release is attached as Exhibit 1 to this Form 8-K filing.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibit 1 - Press Release dated August 31, 1999








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                                                    SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ALARIS MEDICAL SYSTEMS, INC.
                                             (Registrant)



Date:  August 31, 1999               By:  /s/ William C. Bopp
                                     ------------------------------------------
                                     Vice President and Chief Financial Officer





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                                                     EXHIBIT INDEX


Exhibit                Material to be Filed                                Page
Number                    as Exhibits                                    Number

Exhibit 1               Press Release






































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